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ROVI CORPORATION

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On April 30, 2015, Rovi Corporation (the “Company”) posted a slide presentation entitled “Rovi Investor Update: Q1 2015 Results” (the “Presentation”) on the Company’s website. A copy of the Presentation is filed herewith as Exhibit 1.

Exhibit 1

Presentation

ROVI INVESTOR UPDATE Q1 2015 Results April 30, 2015 NASDAQ: ROVI

© 2015 Rovi Corporation.

Safe harbor statement
Please review our SEC filings, including forms 10-Q and 10-K
All statements contained herein, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company’s behalf, that are not statements of historical fact, including but not limited to any description of the Company’s or its management’s future plans, objectives, or goals, constitute “forward-looking statements” and are made pursuant to the Safe-
Harbor provisions of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company’s estimates of future revenues, earnings, costs, investments and growth rates, business strategies, the Company’s plans to deliver its new products with the anticipated functionality and the Company’s assumptions and estimates relating to the discovery and monetization areas, the Company’s ability to pay down its debt, whether markets materialize as anticipated and customer demand for the Company’s technologies and integrated offerings. The statements made by the Company in this document are based upon current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such factors are addressed in the Company’s Report on
Form 10-Q for the quarter ended March 31, 2015 and other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

© 2015 Rovi Corporation.

Non-GAAP information
Please see reconciliations in the appendix of this presentation
Rovi Corporation provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations.  Non-GAAP COGS, Non-GAAP Total OpEx, Non- GAAP Total
COGS and OpEx, Adjusted EBITDA, Non-GAAP Operating Income, Non-GAAP Net Income and Non-GAAP Diluted Income
Per Share are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with, GAAP.  Non-GAAP information is not a substitute for any performance measure derived in accordance with
GAAP.
Non-GAAP COGS is defined as GAAP cost of revenues excluding equity-based compensation and transition and integration expenses.
Non-GAAP Total OpEx is defined as the sum of GAAP research and development and selling, general and administrative expenses, depreciation and gain on sale of patents excluding contested proxy election costs, equity-based compensation, changes in the fair value of contingent consideration and transaction, transition and integration expenses.
Non-GAAP Total COGS and OpEx is defined as GAAP Total Operating costs and expenses,  excluding equity-based compensation, contested proxy election costs, changes in the fair value of contingent consideration, amortization of intangible assets, restructuring and asset impairment charges and transaction, transition and integration expenses.
Adjusted EBITDA (or Adjusted EBITDA Margin)  is defined as GAAP operating income from continuing operations adding back non-cash items (such as equity-based compensation, amortization of intangibles, depreciation and asset impairment charges)
and items required to be recorded under GAAP that impact comparability, but that the Company believes are not indicative of its core operating results (such as contested proxy election costs, changes in the fair value of contingent consideration, transaction, transition, integration and restructuring costs).
Non-GAAP Operating Income (or Non-GAAP Operating Margin) is defined as GAAP operating income from continuing operations adding back non-cash items other than depreciation (such as equity-based compensation, amortization of intangibles, and asset impairment charges) and items required to be recorded under GAAP that impact comparability, but that the Company believes are not indicative of its core operating results (such as contested proxy election costs, changes in the fair value of contingent consideration, transaction, transition, integration and restructuring costs).  While depreciation expense is a non-cash item, it is included in Non-GAAP Operating Income as management considers it a proxy for capital expenditures.
Non-GAAP Net Income is defined as GAAP income from continuing operations, net of tax, adding back all of the adjustments used in calculating Non-GAAP Operating Income and further adding back non-cash items (such as the amortization or write-
off of debt issuance costs, non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps and discrete tax items including reserves, and gains from the release of Sonic payroll tax withholding liabilities related to a stock option review) and items required to be recorded under GAAP which impact comparability, but that the Company believes are not indicative of its core operating results (such as payments to note holders and for expenses in connection with the early redemption or modification of debt, and gains on sales of strategic investments.)
Non-GAAP Diluted Income Per Share (or Non-GAAP EPS) is calculated using Non-GAAP Net Income.

© 2015 Rovi Corporation.

Use and Limitations of Non-GAAP information
The Company's management has evaluated and made operating decisions about its business operations primarily based upon Non-GAAP Net Income, Adjusted EBITDA and Non-GAAP Diluted Income Per Share. Management uses
Non-GAAP Net Income and Non-GAAP Diluted Income Per  Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Non-GAAP financial measures along with GAAP measures. For each such Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since the Company does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-
based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by the Company.
Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps and caps and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses. Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its debt.

© 2015 Rovi Corporation.

Use and Limitations of Non-GAAP information (Cont.)
Management is using these Non-GAAP measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin. Further, Non-GAAP financial information helps management track actual performance relative to financial targets. Making Non-GAAP financial information available to investors, in addition to
GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.  Management recognizes that the use of Non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Non-GAAP financial information. Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Non-GAAP measures, these Non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing
Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the
Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does.
Reconciliations between historical and Non-GAAP results of operations are provided in the Appendix to this presentation.
GAAP Financial Results most directly comparable to the Non-GAAP measures used in this presentation
Cost of Revenue for the years ended December 31, 2014, 2013:  $107.3 million, $96.4 million
Research and Development, Selling, general and administrative, Depreciation and Gain on sale of patents for the years ended December 31, 2014, 2013: $262.5 million, $275.6 million
Total costs and expenses for the years ended December 31, 2014, 2013: $458.6 million, $454.1 million
Operating Income for the year ended December 31, 2014: $83.7 million

© 2015 Rovi Corporation.

Rovi executive summary
Charter and DISH deals affirm IP Licensing and Product strength
Non-GAAP EPS: $1.55 to $1.85, $1.70 at the midpoint
Expecting double-digit revenue growth with expanding margins in 2016
Expecting double-digit revenue growth in 2017
Rovi’s mission:
Power content discovery and personalization through Rovi technology and IP, using data and analytics to monetize interactions across all entertainment platforms
Recent highlights:
Better-than-expected Q1 results; repurchased 3.3M shares for $70M in Q1
Renewed IP and Product agreements with Sharp, Mediacom, and Grundig
Renewed multi-year IP license and product agreement with Charter
Signed DISH as first Rovi Search and Conversation Services customer
Signed Analytics agreements with Horizon Media and a major broadcast network
Verizon licensed Rovi’s Advanced Search technologies
Rovi is well-positioned to:
Favorably renew our big-four IP license agreements
Continue to grow our IP Licensing business as second-screen use increases
Use our technology to expand our discovery, metadata and analytics product businesses
Non-GAAP estimates:
Revenues: $535 to $565 million, $550 million at the midpoint
Roughly 48% of revenues expected in 1H, 52% in 2H

© 2015 Rovi Corporation.
7
Rovi’s operational, product, and strategic synergies
Complementary assets and strategy to drive sustainable growth
Metadata Analytics
Broadest global footprint:
• Coverage in 70 countries, more
than any other major commercial
metadata provider
Large guide footprint:
• Consumer engagement with
media powers analytics and
monetization
Example: Innovative conversation technologies drive
Product sales at DISH and enhance IP Portfolio
Intellectual Property
• 5,000+ patents and applications
worldwide
• Patents cover guide, search and recommendation, DVR,
VOD, second screen, and other valuable functions
Customer needs:
• Improve subscriber satisfaction,
reduce churn and raise marketing
efficiency
• Matching with 3
rd
party data
generates actionable insights
Discovery
Extensive footprint:
• ~19M households use Rovi guides
Customer needs:
• Deliver modern, world-class
solutions for multi-screen, multi-
source experiences via voice and
touch
• Flexible, cloud-based platform
• Timely, accurate, dynamic, relevant
and personalized metadata,
powered by Rovi Knowledge Graph
• Accessible data via cloud-APIs
• Metadata is the foundation for
discovery
• Product development
fuels IP creation
• Improves subscriber monetization
and discovery experiences
• Consumer engagement with media
powers insights and analytics
Rovi household usage information is based on Rovi internal estimates as of March 2015.
Large and growing portfolio:
Key to any modern Pay-TV service:
Synergies:
© 2015 Rovi Corporation.

Customer needs:
Synergies: Synergies: Synergies:

Guidance
Discovery
Navigation
Personalization
Metadata
Big Data/Cloud
Reach
Engagement

© 2015 Rovi Corporation.

Well-positioned for emerging media paradigms
Traditional
Paradigms
Emerging
Paradigms Rovi’s advantages
• Advanced Search & Recommendation
• Conversational interfaces
• Upgrading Classic Guides
• Upgrading next-gen guides and Fan TV
• Predictive analytics
• Return path data from Rovi guides and 3
rd
parties
• Knowledge Graph, dynamic and contextual metadata
• Service provider and third-party data analytics
• Data warehouse and data marts
• Personalized Search & Recommendation
• Analytics-driven tools: Ad Optimizer,  Promo
Optimizer, and  Operator Insights

Large and Growing Market Opportunity
• 6.6B video-enabled devices used
worldwide growing at 11.4%
• 10 devices per HH in NA
growing to 12 by 2018
• ROW has 3 devices per
HH growing to 4 by 2018
• Global Pay-TV market
projected growth at
4.8% CAGR
• Global OTT &
TVE markets
projected growth
at 14.9% CAGR
Digital Video
Subs
Mobile
Subs
OTT
Subs
NA LTAM EMEA APAC
107M
0.5%
44M
8.0%
174M
5.3%
385M
9.1%
412M
1.9%
441M
1.6%
1.3B
0.7%
2.5B
2.4%
47M
7.3%
3M
36.5%
18M
26.1%
15M
25.6%
2014 Global Subscribers
----------------------------------
2014 – 2018 Projected CAGR
Notebook
Tablet
TV
Set-Top
Blu-ray
DMA
Phone
Console
Sources: IHS: a)TV Technology Intelligence, Q3-2014, b)TV Systems Intelligence, Q4-2014,c) Broadband Technology Intelligence Q4-
2014, d)Mobile Media Intelligence, Q4-2014, e)Broadband Media Intelligence, Q4-2014 ; Strategy Analytics: a)Global Tablet Install
Base Report, Q3-2014, b)Global Smartphone Install Base Report, Q3-2014; MRG /SNL Kagan, WW Connected Devices Report, Q2-
2014; Dataxis, Q4-2014.  Viewership per Nielsen Cross Platform Study September 2014
© 2015 Rovi Corporation.

© 2015 Rovi Corporation.

IP Licensing: progress toward big-four renewals
Large IP Portfolio: 5000+ patents and applications, worldwide
Big-four licensees: Comcast, Dish, DirecTV, and Time Warner Cable
Recent major license renewal: Charter
Note: Rovi’s subscribers by geography may not equal total Rovi subscribers due to rounding.
Sources: Household information is based on estimated 2015 data provided by SNL Kagan and Screen Digest in March
2015.  Rovi subscriber information is based on Rovi internal estimates as of March 2015.
Rovi Licensed Pay-TV Subscribers Worldwide
(in Millions)
Opportunity to generate recurring revenue from pre-paid subscribers
U.S. and
Canada,
102
EMEA,
43
APAC,
31
LATAM,
4
122
126
129
47
49
50
169
175
179
Q1 2013 Q1 2014 Q1 2015
Pre-paid subscribers
Subscribers generating recurring revenues

© 2015 Rovi Corporation.

Strong IP portfolio drives successful licensing business
Successfully licensed many of the leading companies worldwide
•
Traditional Platforms
- US & Canada: 14 of Top 15 Pay-TV Service Providers
- Rest of World: #1 and/or #2 Pay-TV Service Providers
in Australia, France, Germany, Italy, Japan, Korea,
Portugal, Switzerland, and United Kingdom
- Consumer Electronics:  4 of Top 5 Worldwide
Consumer Electronics Manufacturers
•
Newer Platforms
(Mobile, OTT, TVE)
- US & Canada: 9 of Top 15 Service Providers
- Many of the leading OTT providers including Apple,
Google and Hulu
•
Recent Deals
Service Provider market information is based on estimates provided by Data Axis and IHS in December 2014. CE Manufacturer
information is based on estimates provided by Display Search in December 2014. Excludes Chinese manufacturers.

© 2015 Rovi Corporation.

Discovery: seamless across devices and providers
Advanced content access and unified discovery across multiple screens
Goal:
•
Execution:
•
– Enhance and manage embedded
guides (new HD user experience,
Search & Recommendation and
data collection)
•
– Integrate Rovi Cloud with Rovi
Search & Recommendation,
conversational interfaces and Fan
TV into a set of harmonized
offerings
•
– Expand to international markets
with cloud discovery solutions
Milestones:
•
DISH and Verizon are advanced
search customers
Provide the most efficient, end-to-end
modular solutions to aid elegant,
advanced content discovery
experiences on multiple screens
Optimize:
Invest:
Grow:

© 2015 Rovi Corporation.

Metadata: data & images surrounding entertainment
Largest worldwide footprint of any major commercial provider
Goal:
•
Execution:
•
– Grow Tier 1 customer metadata business
– Continue operational optimization and
improvement efforts
•
– API support to scale for multiple devices and
business models
– Language support for international markets
•
– Accelerate replacement and upgrade cycles
with Knowledge Graph features
– Localized solutions for global penetration
Milestones:
•
•
Optimize:
Invest:
Grow:
Power entertainment discovery with advanced
metadata and next-generation semantic search
and personalized recommendations delivered
via flexible, scalable and modular cloud-based
API solutions for any screen
Deepened coverage in APAC
Database now exceeds 7.5
million programs

© 2015 Rovi Corporation.

Improving audience
identification, targeting, measurement and monetization
Goal:
•
Execution:
•
– Convert existing pilot customers to
term agreements
•
– Expand data collection from Rovi
guides deployed footprint
•
– Expand offerings to include cross-
platform media consumption and
matched data.
– Execute on targeted geographic
expansion opportunities and
additional market segments
Milestones:
•
Rovi
Analytics Engine
Enable media companies to leverage
massive datasets and predictive analytics to
understand, analyze and monetize their
cross-platform audiences.
Optimize:
Invest:
Grow:
Signed agreements with
Horizon Media and a major
broadcast network
Analytics: applying big data to TV

© 2015 Rovi Corporation. 15 Financials

© 2015 Rovi Corporation.

Revenues by Sales Vertical
Expecting Service Provider and Consumer Electronics growth to offset lower
Other, primarily Analog Copy Protection (ACP), revenues in 2015
1 Midpoint of estimate range of $535M to $565M in Revenue
1
Service
Provider
$381M
Service
Provider
$406M
Service
Provider
$424M
CE
$126M
CE
$106M
CE
$110M
Other  $30M
Other  $30M
Other  $16M
$537M
$542M
$550M
2013 Actual 2014 Actual 2015 Est.

© 2015 Rovi Corporation.

Revenues by segment
Expecting IP Licensing growth to offset lower ACP revenues in 2015
1 Midpoint of estimate range of $535M to $565M in Revenue
2 Product includes ACP and other Analog product revenue of $30M in 2013 and 2014 Actual and $16M in 2015 Estimate
1
2 2
2
Product
$244M
Product
$257M
Product
$251M
Licensing
$293M
Licensing
$285M
Licensing
$299M
$537M
$542M
$550M
2013 Actual 2014 Actual 2015 Est.

© 2015 Rovi Corporation.

Product revenues: Core Business vs. Analog
Expecting higher Core Product revenues to be offset by lower ACP revenues in 2015
1 Midpoint of estimate range of $535M to $565M in Revenue
1
Core
$214M
Core
$227M
Core
$235M
Analog  $30M
Analog  $30M
Analog  $16M
$244M
$257M
$251M
2013 Actual 2014 Actual 2015 Est.

© 2015 Rovi Corporation.

Acquired businesses & growth investments impact costs
Additional costs in 2015 relate to Veveo and Fanhattan, plus additional investment in big-four renewals, cloud platform, advanced search and recommendation, continued expansion of data offerings, and analytics.
1 Based on midpoint of estimate range.
2 2014 and 2015 Operating Costs include  $17.5 million and $19.5 million depreciation, respectively.

© 2015 Rovi Corporation.

Revenue, cost
1
and Adjusted-EBITDA by segment
Temporary Drop in Adj.-EBITDA Margin in 2015, Expected to Increase in 2016
1 Cost includes Non-GAAP Total COGS & Operating Expenses excluding depreciation.
2 Midpoint of estimate range of $535M to $565M in Revenue.
40%
43%
2014 Actual 2015 Est.
$550M
$542M
Adjusted
EBITDA
$220M
Product
$251M
Product
$210M
Licensing
$299M
Licensing
$66M
Revenue by Segment Cost and Adjusted EBITDA Revenue by Segment Cost and Adjusted EBITDA
Adjusted
EBITDA
$233M
Corporate $52M
Product
$257M
Product
$197M
Licensing
$285M
Licensing
$60M
2
Corporate $54M

© 2015 Rovi Corporation.

Capital allocation strategy
Balancing strategic growth opportunities with share repurchases
Approximately $447 million of cash and investments as of March 31, 2015
Commitment to long-term revenue growth with high operating margins
• Maintained peer-leading margins during 2014, a transition year
• Expecting expanding margins and significant free cash flow in 2016
Investing in organic initiatives and strategic M&A
• Disciplined approach: Must meet technical and financial tests, including IRR hurdle rates
• Representative transactions: Acquired Integral Reach ($13M) in 2013, Veveo ($60.7M), and
Fan TV ($12M) and an IP portfolio of approximately 500 issued and pending patents ($28M)
in 2014
Opportunistic share buy backs
• Repurchased 3.3M shares in Q1 for $70M
• Subsequent to quarter-end, raised our existing authorization to $125M
• Repurchased 29M shares for $600M since 2012.
• FY14 – Repurchased 8.3M shares

© 2015 Rovi Corporation.

ROVI investment case
Expect strong revenue and EPS growth in ’16 and ’17, high recurring revenues
2016:
•
2017:
•
Recurring revenues:
•
Stockholder-friendly management:
•
Balanced approach to capital allocation:
•
Expecting double-digit earnings growth from IP renewals
Expecting double-digit earnings growth from full year of IP renewals and new products
Visibility to 87% of revenues at mid-point of 2015 estimates
Management’s bonus targets tied to high end of estimates
Strategically evaluating organic investments, M&A and share repurchase opportunities

© 2015 Rovi Corporation. 23 Appendix

© 2015 Rovi Corporation.

Note: Rovi’s licensed households by geography may not equal total Rovi licensed households due to rounding.  Rovi household information is based on Rovi internal estimates and March 2015 data provided by SNL Kagan, Screen Digest and Data Axis.  Data for prior quarters listed above have been updated to reflect information provided by customers, third party sources and internal estimates as of March 2015.
Licensed digital households
In millions
2012
Q1
2012
Q2
2012
Q3
2012
Q4
2013
Q1
2013
Q2
2013
Q3
2013
Q4
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Pre-paid subs
44 45 46 46 47 49 49 49 49 50 50 50 50
Subs generating revenues
110 112 112 118 122 122 123 124 126 127 127 128 129
-
20
40
60
80
100
120
140
160
180
200
2012
Q1
2012
Q2
2012
Q3
2012
Q4
2013
Q1
2013
Q2
2013
Q3
2013
Q4
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Total 154 157 157 165 169 171 172 174 175 177 178 178 179
EMEA
36 38 37 40 42 42 42 43 43 43 43 43 43
N. America
97 98 99 98 100 101 101 101 101 102 102 101 102
APAC
18 19 19 23 24 25 26 27 28 29 29 30 31
LATAM
3 3 3 3 3 3 4 4 4 4 4 4 4
-
20
40
60
80
100
120
140
160
180
200

© 2015 Rovi Corporation.

GAAP to Non-GAAP financial reconciliations
In thousands
2013 2014
GAAP Cost of revenues 96,361 $              107,253 $
Equity-based compensation (3,514)                  (5,383)
Transition and integration costs (380)                     (96)
Non-GAAP COGS 92,467 $              101,774 $
GAAP Research and development, Selling, general and administrative,
Depreciation, and Gain on sale of patents
275,645 $           262,522 $
Equity-based compensation (51,147)                (36,634)
Transaction, transition and integration costs (1,780)                  (3,870)
Reduction of contingent consideration liability for Veveo acquisition -                           2,700
Non-GAAP Total OpEx 222,718 $           224,718 $
Year Ended December 31,

© 2015 Rovi Corporation.

GAAP to Non-GAAP financial reconciliations
In thousands
2013 2014
GAAP Total costs and expenses 454,057 $           458,601 $
Equity-based compensation (54,661)                (42,017)
Transaction, transition and integration costs (2,160)                  (3,966)
Reduction of contingent consideration liability for Veveo acquisition -                           2,700
Amortization of intangible assets (74,413)                (77,887)
Restructuring and asset impairment charges (7,638)                  (10,939)
Non-GAAP Total COGS & OpEx 315,185               326,492
Less: Depreciation (16,775)                (17,540)
Non-GAAP Total COGS & OpEx excluding depreciation 298,410 $           308,952 $
Year Ended December 31,

© 2015 Rovi Corporation.

GAAP to Non-GAAP financial reconciliations
In thousands
Year Ended December 31,
2014
GAAP Operating income 83,710 $
Equity-based compensation 42,017
Transaction, transition and integration costs 3,966
Depreciation 17,540
Reduction of contingent consideration liability for Veveo acquisition (2,700)
Amortization of intangible assets 77,887
Restructuring and asset impairment charges 10,939
Adjusted EBITDA 233,359 $

© 2015 Rovi Corporation. 28 Thank you